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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2005

FIRST DATA CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-11073	47-0731996
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 South Quebec Street, Greenwood Village, Colorado		80111
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code: (303) 967-8000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

        On May 19, 2005, First Data Corporation entered into terms agreements (the "Terms Agreements") with Wachovia Capital Markets, LLC, SunTrust Capital Markets, Inc. and the other underwriters named therein, to issue and sell $550,000,000 of its 4.50% Notes due 2010 and $450,000,000 of its 4.95% Notes due 2015 in a registered offering.

        Copies of the Terms Agreements are attached hereto as Exhibits 1.1 and 1.2, and copies of the forms of Notes are attached hereto as Exhibits 4.1 and 4.2.

Item 9.01. Exhibits.

  (c)
  The following is a list of the exhibits filed herewith.

Exhibit No.	Description of Exhibit
1.1	Terms Agreement, dated as of May 19, 2005, between First Data Corporation and Wachovia Capital Markets, LLC, SunTrust Capital Markets, Inc. and the other underwriters named therein
1.2	Terms Agreement, dated as of May 19, 2005, between First Data Corporation and Wachovia Capital Markets, LLC, SunTrust Capital Markets, Inc. and the other underwriters named therein
4.1	Form of 4.50% Note due 2010
4.2	Form of 4.95% Note due 2015
5.1	Opinion of Gretchen A. Herron

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST DATA CORPORATION (Registrant)
By:	/s/ GRETCHEN A. HERRON Gretchen A. Herron Assistant Secretary

Date: May 23, 2005

EXHIBIT INDEX

        The following is a list of the exhibits filed herewith. Exhibit 5.1 is an exhibit to the Registrant's Registration Statement on Form S-3, as amended (Registration No. 333-120214).

Exhibit No.	Description of Exhibit
1.1	Terms Agreement, dated as of May 19, 2005, between First Data Corporation and Wachovia Capital Markets, LLC, SunTrust Capital Markets, Inc. and the other underwriters named therein
1.2	Terms Agreement, dated as of May 19, 2005, between First Data Corporation and Wachovia Capital Markets, LLC, SunTrust Capital Markets, Inc. and the other underwriters named therein
4.1	Form of 4.50% Note due 2010
4.2	Form of 4.95% Note due 2015
5.1	Opinion of Gretchen A. Herron

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  Item 8.01. Other Events.
  Item 9.01. Exhibits.
SIGNATURES
EXHIBIT INDEX